To Our Shareholders:

Armstrong Associates, Inc.'s fiscal year ended June 30, 1997. Total assets at the end of the year amounted to $14,267,008 and the per share price of the fund was $11.61. Not included in the year end price were per share income and capital gain distributions made in December 1996 totaling $0.54 per share.

The fiscal year covered a period of generally positive, but sometimes volatile, equity markets. Overall, market leadership was concentrated in a relatively narrow group of stocks of companies with particularly large market capitalizations although stocks of companies with medium sized and smaller capitalizations also, on balance, showed positive results. The Value Line Index, which represents approximately 1,700 stocks (unweighted-price only), and is, we believe, a good representation of stock performance in general, gained +18.5% for the twelve month period. For comparative purposes long term bonds, as reflected by the Lehman Brothers U.S. Treasury Composite Index, had a total return of +7.2% and the average money market fund listed by Lipper Analytical Services, Inc., had a return of +4.8%. The Armstrong portfolio, which included a blend of diversified investments in stocks of large, mid-sized and some smaller capitalized companies as well as some cash equivalent investments, in recognition of the current level of the market, recorded a total return of +17.2% for the year.

Much investment attention over the past few months has been focused on the interest rate and inflation outlook and possible actions that might be taken by the Federal Reserve. At this point in time, it appears that the U.S. economy should be able to continue to enjoy the benefits of relatively low unemployment without serious price and wage dislocations. While market leadership has been uncomfortably narrow and may be over-extended, we continue to believe that investor interest will likely broaden into other areas of the equity market over the next year, generating positive results for new investment opportunities. Longer term, we rate the investment prospects for the United States equity market very highly and believe that investors should use periods of market weakness as buying opportunities.

Please call or write us if you have any questions concerning your Armstrong investment.

Sincerely,

C.K. Lawson
August 15, 1997

Armstrong Associates, Inc.

SHAREHOLDERS REPORT   June 30, 1997

OFFICERS AND DIRECTORS

C.K. Lawson
President, Treasurer
and Director

Candace L. King
Vice President and
Secretary

Eugene P. Frenkel, M.D.
Director
Professor of Internal
Medicine and Radiology
Southwestern Medical
School

Douglas W. Maclay
Director
President, Maclay
Development Company

R.H. Stewart Mitchell
Director
Private Investor

Cruger S. Ragland
Director
President
Ragland Insurance
Agency, Inc.

Ann Reed Dittmar
Director
Private Investor

Custodian
The Union Bank of California, N.A.
San Francisco, California

Transfer Agent
Portfolios, Inc.
Dallas, Texas

Auditors
Grant Thornton LLP
Dallas, Texas

Investment Advisor
Portfolios, Inc.
Dallas, Texas

This report is prepared for the information of the shareholders of Armstrong Associates, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Armstrong Associates, Inc.
750 N. St. Paul, Suite 1300, L.B. 13
Dallas, Texas 75201-3250
(214) 720-9101    Fax: (214) 871-8948


PORTFOLIO OF INVESTMENTS IN SECURITIES--JUNE 30, 1997

                                             Shares or principal amount                  Cost      Market value (a)
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK (84.64%) Industry and issue:
     Broadcasting, Media and Publishing (5.1%):
       A.H. Belo Corp.                                            6,000              $171,285              $249,750
       Time Warner, Inc.                                         10,000               208,193               482,500
-------------------------------------------------------------------------------------------------------------------
                                                                                      379,478               732,250
-------------------------------------------------------------------------------------------------------------------
     Chemicals and Related (6.6%):
       Avery Dennison Corp.                                      15,000               211,200               601,875
       Praxair, Inc.                                              6,000               212,890               336,000
-------------------------------------------------------------------------------------------------------------------
                                                                                      494,090               937,875
-------------------------------------------------------------------------------------------------------------------
     Computer Software and Related (7.7%):
       Cadence Design Systems*                                    5,000               180,800               167,500
       Cisco Systems, Inc.*                                       3,000               126,000               201,375
       Oracle Systems Corp.*                                     11,250               158,750               566,719
       3Com Corporation*                                          3,500               141,500               157,500
-------------------------------------------------------------------------------------------------------------------
                                                                                      607,050             1,093,094
-------------------------------------------------------------------------------------------------------------------
     Consumer Products and Services (9.0%):
       Black & Decker Corp.                                      10,000               216,760               372,500
       The Gillette Company                                       3.616               166,636               342,616
       Kimberly Clark Corp.                                       6,000               230,820               298,500
       Wal-Mart Stores, Inc.                                      8,000               196,800               271,000
-------------------------------------------------------------------------------------------------------------------
                                                                                      811,016             1,284,616
-------------------------------------------------------------------------------------------------------------------
     Electronics, Semiconductors and Related (8.9%):
       AMP, Inc.                                                  5,000               196,230               208,750
       Lucent Technologies, Inc.                                  4,213               119,604               303,863
       Motorola, Inc.                                            10,000               140,550               761,250
-------------------------------------------------------------------------------------------------------------------
                                                                                      456,384             1,273,863
-------------------------------------------------------------------------------------------------------------------
     Food, Beverages and Related (10.3%):
       CPC International, Inc.                                    5,000               214,288               461,875
       Dole Foods, Inc.                                           6,000               209,775               256,500
       PepsiCo, Inc.                                             20,000               126,400               752,500
-------------------------------------------------------------------------------------------------------------------
                                                                                      550,463             1,470,875
-------------------------------------------------------------------------------------------------------------------
     Diversified Operations (6.1%):
       Corning, Inc.                                             12,000               196,567               667,500
       ITT Industries, Inc.                                       8,000                74,753               206,000
-------------------------------------------------------------------------------------------------------------------
                                                                                      271,320               873,500
-------------------------------------------------------------------------------------------------------------------
     Insurance and Finance (4.6%):
       Hartford Financial Services                                8,000               160,875               662,000
-------------------------------------------------------------------------------------------------------------------
     Medical and Related (13.8%):
       Abbott Laboratories                                       15,000               182,380             1,001,250
       Biogen Inc.*                                               4,000               158,625               135,500
       Boston Scientific Corp.*                                   5,000               234,785               307,500
       Medtronics, Inc.                                           5,000               190,438               412,500
       VISX, Inc.*                                                5,000               137,500               118,750
-------------------------------------------------------------------------------------------------------------------
                                                                                      903,728             1,975,500
-------------------------------------------------------------------------------------------------------------------
     Natural Gas and Related (1.6%):
       Tenneco, Inc.                                              5,000               192,511               226,250
-------------------------------------------------------------------------------------------------------------------
     Photography and Equipment (3.2%):
       Eastman Kodak Company                                      6,000               183,894               460,500
-------------------------------------------------------------------------------------------------------------------
     Telecommunications (3.2%):
       AT&T Corp.                                                13,000               300,197               456,625
-------------------------------------------------------------------------------------------------------------------
     Transportation (1.9%):
       Ryder System, Inc.                                         8,000               196,960               264,000
-------------------------------------------------------------------------------------------------------------------
     Water Treatment and Pollution control (2.6%):
       Ionics, Inc.*                                              8,000               186,800               364,000
-------------------------------------------------------------------------------------------------------------------
           Total common stocks                                                     $5,624,766           $12,074,948
-------------------------------------------------------------------------------------------------------------------

                                             Shares or principal amount                  Cost      Market value (a)
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM DEBT (13.25%):
       U.S. Treasury Bills, due July 1997                       615,000              $607,258              $607,258
       U.S. Treasury Bills, due August 1997                     800,000               790,084               790,084
       U.S. Treasury Bills, due September 1997                  500,000               493,435               493,435
-------------------------------------------------------------------------------------------------------------------
           Total short-term debt                                                    1,890,777             1,890,777
-------------------------------------------------------------------------------------------------------------------
                Total investment securities--97.89%                                $7,515,543           $13,965,725
-------------------------------------------------------------------------------------------------------------------
                Other assets less liabilities--2.11%                                                        301,283
-------------------------------------------------------------------------------------------------------------------
                Net assets--100%                                                                        $14,267,008
-------------------------------------------------------------------------------------------------------------------

Notes:
(a) All common stocks are listed on a national securities exchange or reported on the NASDAQ national market and are valued at the closing price. Short-term debt is carried at cost, which approximates market value.
(b)  Aggregate cost for Federal income tax purposes is $7,515,543.
*    Non-income producing security

See accompanying notes to financial statements.


STATEMENT OF OPERATIONS--YEAR ENDED JUNE 30, 1997

Investment Income
     Dividends                                                                           $155,902
     Interest                                                                             104,703
-------------------------------------------------------------------------------------------------
           Total income                                                                   260,605
   Operating expenses
     Investment advisory fees                                            $104,381
     Administrative fees                                                   16,000
     Custodian fees                                                         7,351
     Transfer agent fees                                                    8,650
     Legal fees                                                            14,859
     Accounting fees                                                       13,700
     Registration fees, licenses and other                                  3,990
     Reports and notices to shareholders                                   15,973
     Directors' fees and expenses                                           5,047
     Insurance expense                                                      1,770         191,721
-------------------------------------------------------------------------------------------------
           Net investment income                                                           68,884
-------------------------------------------------------------------------------------------------
Realized and unrealized gains on investments
   Realized gains (excluding short-term debt obligations):
         Proceeds from sales                                                            1,548,257
         Cost of securities sold                                                        1,106,385
-------------------------------------------------------------------------------------------------
           Net realized gains                                                             441,872
-------------------------------------------------------------------------------------------------
   Unrealized appreciation
     Beginning of year                                                                  4,856,475
     End of year                                                                        6,450,182
-------------------------------------------------------------------------------------------------
           Increase in unrealized appreciation                                          1,593,707
-------------------------------------------------------------------------------------------------
           Net realized and unrealized gains on investments                             2,035,579
-------------------------------------------------------------------------------------------------
           Net increase in net  assets from operations                                 $2,104,463
-------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES--JUNE 30, 1997

Assets:
Investments in securities, at market value (identified cost $7,515,543)               $13,965,725
Cash                                                                                       60,184
Receivable from sales of securities                                                       224,745
Dividends receivable                                                                       16,560
Interest receivable                                                                        10,464
Prepaid expenses and other assets                                                           2,428
-------------------------------------------------------------------------------------------------
                                                                                       14,280,106
Liabilities:
Accrued expenses and other liabilities                                                     13,098
-------------------------------------------------------------------------------------------------
Net assets                                                                            $14,267,008
-------------------------------------------------------------------------------------------------
Net assets consist of
   Paid in capital                                                                     $7,312,208
   Undistributed net investment income                                                      7,311
   Accumulated undistributed net realized gains on investments                            497,307
     Net unrealized appreciation on investments                                         6,450,182
-------------------------------------------------------------------------------------------------
Net assets applicable to 1,228,623 shares outstanding                                 $14,267,008
-------------------------------------------------------------------------------------------------
Net asset value per share                                                                  $11.61
-------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS--YEARS ENDED JUNE 30, 1997 AND 1996

                                                                                         1997                  1996
-------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income                                                       $       68,884         $      64,904
   Net realized gains on investments                                                  441,872               974,571
         Increase in unrealized appreciation of investments                         1,593,707               392,174
-------------------------------------------------------------------------------------------------------------------
         Net increase in net assets resulting from operations                       2,104,463             1,431,649

Distributions to shareholders:
   Dividends paid from net investment income                                          (85,666)              (24,647)
         Distributions from net realized gains                                       (575,189)             (468,286)
-------------------------------------------------------------------------------------------------------------------
         Net decrease in net assets resulting from distributions                     (660,855)             (492,933)

Capital share transactions:
   Net proceeds from sale of capital stock                                            210,399               375,861
   Net asset value of shares issued to shareholders in reinvestment of
       net investment income and net realized gains on investments                    619,796               466,053
-------------------------------------------------------------------------------------------------------------------
                                                                                      830,195               841,914
   Less cost of shares repurchased                                                  1,106,595               641,510
-------------------------------------------------------------------------------------------------------------------

     Net increase (decrease) in net assets resulting from capital share transactions (276,400)              200,404

     Total increase in net assets                                                   1,167,208             1,139,120

Net assets:
   Beginning of year                                                               13,099,800            11,960,680
-------------------------------------------------------------------------------------------------------------------
   End of year (note)                                                             $14,267,008           $13,099,800
-------------------------------------------------------------------------------------------------------------------

Note: At June 30, 1997 and 1996, undistributed net realized investment gains were $497,307 and $630,624, respectively, and at June 30, 1997 and 1996, undistributed net investment income was $7,311 and $24,093, respectively.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 1997


Note A--Nature of Operations and Summary of Accounting Policies
     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Nature of Operations
     Armstrong Associates, Inc. (the Company) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.

Valuation of Securities
     The Company's investments in common stocks are carried at market value. Short-term debt securities are carried at cost which approximates market.

Investment Transactions and Investment Income
     Investment transactions are recorded on a trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note B--Federal Income Taxes
     As of June 30, 1997, the Company qualified and intends to continue to qualify each fiscal year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By qualifying, the Company will not be subject to Federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Note C--Purchases and Sales of Securities
     For the year ended June 30, 1997, purchases and sales of securities, excluding short-term debt securities, aggregated $809,500 and $1,106,385, respectively.
     The Company paid total brokerage commissions aggregating $7,183 in 1997 on purchases and sales of investment securities. All commissions were paid to unaffiliated broker-dealers.

Note D--Investment Advisory, Transfer Agent and Administrative Fees
     The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company. For the year ended June 30, 1997, investment advisory fees to Portfolios amounted to $104,381. In order to effectively limit the expenses of the Company, the advisor has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder. No reimbursements were required in 1997.
     Effective January 1, 1995, Portfolios became the transfer agent for the Company. Applicable fees of $8,650 were incurred by the Company for the year ended June 30, 1997. In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments.
     At June 30, 1997, the Company owed Portfolios $11,684 in accrued fees.

Note E--Capital Stock
     At June 30, 1997, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $7,312,208. Transactions in capital stock for the years ended June 30, 1997 and 1996 were as follows:

                                                                                         1997                  1996
-------------------------------------------------------------------------------------------------------------------
Shares sold                                                                            20,371                37,634
Additional shares purchased from reinvested dividends                                  62,923                47,124
-------------------------------------------------------------------------------------------------------------------
                                                                                       83,294                84,758
   Shares redeemed                                                                   (107,722)              (64,337)
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in shares outstanding                                    (24,428)               20,421
-------------------------------------------------------------------------------------------------------------------

Note F--Dividends
     Dividends from net investment income paid during the year ended June 30, 1997 and 1996 amounted to $.07 and $.02 per share, respectively. Distributions from net realized gains paid during the years ended June 30, 1997, and 1996, amounted to $.47 and $.38 per share, respectively.

CONDENSED FINANCIAL INFORMATION

Selected Per Share Data and Ratios

     Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
     -------------------------------------------------------------------------------------------------
                                          1997    1996    1995    1994    1993    1992    1991    1990
------------------------------------------------------------------------------------------------------

Net asset value
  Beginning of period                   $10.45   $9.70   $8.19   $8.26   $7.08   $6.87   $7.38   $7.74
Income (loss) from
  investment operations
   Net investment income                   .06     .05     .02     --      .02     .06     .16     .23
   Net realized and unrealized
     gains (losses) on investments        1.64    1.10    2.12     .10    1.19     .33    (.27)    .19
------------------------------------------------------------------------------------------------------

Total from investment operations          1.70    1.15    2.14     .10    1.21     .39    (.11)    .42
Less distributions
  Dividends from net
   investment income                       .07     .02     .04     --      .02     .15     .23     .24
  Distributions from net
   realized gains                          .47     .38     .59     .17     .01     .03     .17     .54
------------------------------------------------------------------------------------------------------

Net asset value, end of period          $11.61  $10.45   $9.70   $8.19   $8.26   $7.08   $6.87   $7.38
------------------------------------------------------------------------------------------------------

Total return                             17.19%  12.09   27.32    1.13   17.12    5.79    (.92)   5.93
Ratios/supplemental data
 Net assets, end of period (000's)     $14,300  13,100  11,961   9,255   9,680   9,366   9,228   9,770
 Ratio of expenses to average
   net assets                              1.4     1.4     1.8     1.8     1.8     1.9     1.9     1.8
  Ratio of net investment income
   to average net assets                    .5      .5      .2     --       .2      .8     2.3     2.9
  Average brokerage commission rate(c)   .1503   .1442
  Portfolio turnover rate                    7%     19      12      15      17      35      24      44

Selected Per Share Data and Ratios (continued)

     Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
     -------------------------------------------------------------------------------------------------
                                        1989    1988    1987    1986    1985    1984    1983    1982
------------------------------------------------------------------------------------------------------

Net asset value
  Beginning of period                  $7.17   $9.66   $8.72   $7.65   $7.29  $10.22   $7.10   $9.37
Income (loss) from
  investment operations
   Net investment income                 .24     .09     .10     .14     .24     .16     .21     .41
   Net realized and unrealized
     gains (losses) on investments       .67    (.53)   1.51    1.17    1.02   (2.51)   3.72   (1.28)
------------------------------------------------------------------------------------------------------

Total from investment operations         .91    (.44)   1.61    1.31    1.26   (2.35)   3.93    (.87)
Less distributions
  Dividends from net
   investment income                     .11     .14     .16     .24     .14     .20     .43     .19
  Distributions from net
   realized gains                        .23    1.91     .51     --      .76     .38     .38    1.21
------------------------------------------------------------------------------------------------------

Net asset value, end of period         $7.74   $7.17   $9.66   $8.72   $7.65   $7.29  $10.22   $7.10
------------------------------------------------------------------------------------------------------

Total return                           13.23   (6.27)  20.00   17.80   19.10  (24.01)  61.27   (9.87)
Ratios/supplemental data
 Net assets, end of period (000's)     9,887  10,435  12,294  11,714  10,957   9,788  12,869   7,669
 Ratio of expenses to average
   net assets                            1.9     2.0     1.7     1.6     1.7     1.6     1.6     1.7
  Ratio of net investment income
   to average net assets                 3.0     1.3     1.0     1.6     3.1     1.9     2.4     5.6
  Average brokerage commission rate(c)
  Portfolio turnover rate                 46      20      51      54      53      96      59      34

Selected Per Share Data and Ratios (continued)

     Per share income and capital changes for a share outstanding throughout the year ended June 30 (a)
     -------------------------------------------------------------------------------------------------
                                        1981    1980    1979    1978    1977    1976    1975
------------------------------------------------------------------------------------------------------

Net asset value
  Beginning of period                  $7.74   $7.06   $6.50   $5.68   $5.30   $3.81   $2.74
Income (loss) from
  investment operations
   Net investment income                 .24     .23     .16     .08     .04     .03     .07
   Net realized and unrealized
     gains (losses) on investments      2.62    1.40     .84     .78     .38    1.53    1.04
------------------------------------------------------------------------------------------------------

Total from investment operations        2.86    1.63    1.00     .86     .42    1.56    1.11
Less distributions
  Dividends from net
   investment income                     .23     .13     .11     .04     .04     .07     .04
  Distributions from net
   realized gains                       1.00     .82     .33     --      --      --      --
------------------------------------------------------------------------------------------------------

Net asset value, end of period         $9.37   $7.74   $7.06   $6.50   $5.68   $5.30   $3.81
------------------------------------------------------------------------------------------------------

Total return                           38.04   24.08   15.17   15.31    8.05   42.06   41.46%
Ratios/supplemental data
 Net assets, end of period (000's)     8,277   5,777   4,538   3,886   3,649   3,785  $2,892
 Ratio of expenses to average
   net assets                            1.5     1.6     1.5     1.5     1.5     1.5     1.5
  Ratio of net investment income
   to average net assets                 2.7     3.2     2.3     1.6     1.9      .8     2.7
  Average brokerage commission rate(c)
  Portfolio turnover rate                 60     131      97     151     113     113     210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.
(b) The Fund had no senior securities or outstanding debt during the twenty-three-year period ended June 30, 1997.
(c) Total commissions paid divided by number of shares of applicable investment securities transactions. Disclosure requirement beginning with fiscal year ended June 30, 1996. Information for fiscal years prior to June 30, 1996, is not applicable.

See accompanying notes to financial statements.

INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors
Armstrong Associates, Inc.

     We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio of investments in securities, as of June 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the six years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991 were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc. as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the six years in the period then ended, in conformity with generally accepted accounting principles.


GRANT THORNTON LLP

Dallas, Texas
July 23, 1997